UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report

(Date of earliest

event reported): February 4, 2019

     The Marcus Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125

(Address of principal executive offices, including zip code)

(414) 905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17-CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 4, 2019, The Marcus Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs & Co. LLC, as the Underwriter (the “Underwriter”), and Southern Margin Loan SPV LLC, as the selling shareholder (the “Selling Shareholder”), relating to an underwritten public offering (the “Offering”) by the Selling Shareholder of 1,500,000 shares of the Company’s common stock, $1.00 par value per share (“Common Stock”) and, as part of the Offering, granted the Underwriter a 30-day option to purchase up to an additional 225,000 shares of Common Stock. Following the execution of the Underwriting Agreement, the Underwriter exercised its option to purchase the full 225,000 additional shares of Common Stock.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Shareholder. The Underwriting Agreement also provides for customary indemnification by each of the Company, the Selling Shareholder and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-229467) and the accompanying prospectus filed with the Securities and Exchange Commission on February 1, 2019, and the related prospectus supplement filed with the Securities and Exchange Commission on February 4, 2019. The Offering closed on February 6, 2019. The Company did not receive any proceeds from the sale of shares of Common Stock by the Selling Shareholder.

On February 4, 2019, the Company issued a press release announcing the commencement of the Offering, and on February 5, 2019, the Company issued a press release announcing that it had priced the Offering at public offering price of $40.25 per Share. Copies of these press releases are filed with this report as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference. On February 6, 2019, the Company issued a press release announcing the closing of the Offering, a copy of which is filed with this report as Exhibit 99.3 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits:

2

Exhibit Number

(1.1)	Underwriting Agreement, dated as of February 4, 2019, by and among The Marcus Corporation, Goldman Sachs & Co. LLC, as the Underwriter and Southern Margin Loan SPV LLC, as the Selling Shareholder.

(99.1)	Press Release of The Marcus Corporation, dated as of February 4, 2019.

(99.2)	Press Release of The Marcus Corporation, dated as of February 5, 2019.

(99.3)	Press Release of The Marcus Corporation, dated as of February 6, 2019.

EXHIBIT INDEX

Exhibit Number	Document Description

1.1	Underwriting Agreement, dated as of February 4, 2019, by and among The Marcus Corporation, Goldman Sachs & Co. LLC, as the Underwriter and Southern Margin Loan SPV LLC, as the Selling Shareholder.

99.1	Press Release of The Marcus Corporation, dated as of February 4, 2019.

99.2	Press Release of The Marcus Corporation, dated as of February 5, 2019.

99.3	Press Release of The Marcus Corporation, dated as of February 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: February 6, 2019	By:	/s/ Douglas A. Neis
Douglas A. Neis
Executive Vice President, Chief Financial
Officer and Treasurer

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